UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2019
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) 2019 EMT Annual Incentive Plan. On February 21, 2019, the Board of Directors ("Board") of Crown Castle International Corp. ("Company"), upon recommendation from the Compensation Committee of the Board, approved the Crown Castle 2019 EMT Annual Incentive Plan ("2019 Incentive Plan") for the Company's executive management team ("EMT"), including Jay A. Brown (the Company's President and Chief Executive Officer) and the Company's other executive officers. The 2019 Incentive Plan is intended to provide incentives to members of the Company's EMT in the form of cash payments for achieving certain performance goals established under the 2019 Incentive Plan. Under the 2019 Incentive Plan, each eligible participant has an assigned target incentive level, expressed as a percentage of base salary. Depending on the achievement of specified levels of corporate financial performance goals, each eligible participant may earn a portion or multiple of the target incentive. The Board's approval of the 2019 Incentive Plan does not create a guarantee of an incentive award to any eligible participant, and the Compensation Committee retains discretion to discontinue or amend the 2019 Incentive Plan at any time. A copy of the 2019 Incentive Plan is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K ("Form 8-K").

Executive Officer Compensation. On February 21, 2019, the Board, upon recommendation from the Compensation Committee, approved the following base salaries, annual incentives and grants of restricted stock units ("RSUs") with respect to the following persons:

Name and Principal Position	2019 Base Salary ($)(1)	2018 Annual Incentive ($)	2019 Time RSUs (Units)	2019 Relative TSR Performance RSUs (Units)(2)	2019 Absolute TSR Performance RSUs (Units)(2)
Jay A. Brown	$1,000,000	$1,707,772	25,804	27,618	49,043
President and Chief Executive Officer
Daniel K. Schlanger	$570,000	$612,144	8,063	8,630	15,326
Senior Vice President and Chief Financial Officer
James D. Young	$612,500	$686,109	8,796	9,415	16,719
Senior Vice President and Chief Operating Officer—Fiber
Kenneth J. Simon	$573,800	$642,722	6,744	7,218	12,818
Senior Vice President and General Counsel
_____________________

(1)
Annual salary changes are generally approved in February of each year and generally go into effect approximately the following March 1. As such, the base salaries shown in the table generally reflect base salary payable from approximately March 1, 2019 through February 29, 2020.

(2)	Amounts shown represent initial grants of RSUs at target level. The number of units that may vest will be determined based on performance metrics discussed below.

Each of the RSUs shown in the table above is issued pursuant to the Company’s 2013 Long-Term Incentive Plan ("2013 LTIP") and represents a contingent right to receive, upon vesting, shares of common stock of the Company ("Common Stock"). Vesting with respect to each of the RSUs generally is subject to (1) the executive officer remaining an employee or director of the Company or its affiliates and (2) the other applicable vesting criteria described below.

The terms of the 2019 Time RSUs shown in the table above provide that 33 1/3% of such Time RSUs vest on February 19 of each of 2020, 2021 and 2022.

The terms of the 2019 Relative TSR Performance RSUs shown in the table above provide that 0% to 150% of such Relative TSR Performance RSUs may vest on February 19, 2022 based on the Company's annualized total stockholder return ("TSR") performance ranking ("TSR Rank") relative to the constituent companies of the Standard & Poor's 500 Index ("TSR Group") for the three-year period ending December 31, 2021 ("Period")*. The percentage of the 2019 Relative TSR Performance RSUs that may vest will be (a) 0% if the TSR Rank is below the 30th percentile, (b) 50% if the TSR Rank is at the 30th percentile, (c) 100% if the TSR Rank is at the 55th percentile, and (d) 150% if the TSR Rank is at the 90th percentile or greater. If the TSR Rank is between the 30th and 55th percentiles or between the 55th and 90th percentiles, the percentage of the 2019 Relative TSR Performance RSUs that may vest is determined using linear interpolation.

The terms of the 2019 Absolute TSR Performance RSUs shown in the table above provide that 0% to 150% of such 2019 Absolute TSR Performance RSUs may vest on February 19, 2022 based on the Company's annualized TSR for the Period*. The percentage of the 2019 Absolute TSR Performance RSUs that may vest will be (a) 0% if TSR is below 6.5%, (b) 50% if TSR is 6.5%, (c) 100% if TSR is 11.5%, and (d) 150% if TSR is 16.5% or greater. If annualized TSR is between 6.5% and 11.5% or between 11.5% and 16.5%, the percentage of the 2019 Absolute TSR Performance RSUs that may vest is determined using linear interpolation.

A form of the standard Restricted Stock Units Agreement generally used for the 2013 LTIP, effective February 21, 2018 is filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2018.
______________

*
The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of TSR and TSR Rank and to make adjustments it deems appropriate to reflect changes in (1) the Common Stock, including as a result of any stock split or consolidation, stock dividend, recapitalization, merger, reorganization, or other relevant distribution or change in capitalization, or (2) in the case of the 2019 Relative TSR Performance RSUs, the TSR Group, including as a result of any TSR Group company becoming bankrupt, being acquired, disposing of a material portion of its assets, being delisted from a stock exchange, or splitting its common stock (or other change to such company’s stock or capitalization).

As used in this Form 8-K, the term “including” and any variation thereof, means “including without limitation.”

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	2019 Executive Management Team Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel

Date: February 27, 2019

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